UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2011 (May 16, 2011)
UNILIFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34540	27-1049354

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania	17406

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (717) 384-3400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On May 16, 2011, Unilife Corporation (“Unilife”) issued a press release announcing the financial results for the three and nine months ended March 31, 2011. A copy of the press release is attached hereto as Exhibit 99.1.
During a conference call scheduled to be held at 4:30 p.m. U.S. Eastern Standard Time on May 16, 2011, Unilife’s Chief Executive Officer and Chief Financial Officer will discuss the Company’s results for the three and nine months ended March 31, 2011 and an update on its businesses. The slide presentation for the conference call is included as Exhibit 99.2 to this report.
Item 7.01 Regulation FD Disclosure
See Item 2.02 above.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press release dated May 16, 2011.

99.2	Slide presentation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation
Date: May 16, 2011	By:	/s/ Alan Shortall
Alan Shortall
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release dated May 16, 2011.

99.2	Slide presentation.